UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 23, 2005
(Date of earliest event reported)
BANCWEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-7949 (Commission File Number)	99-0156159 (IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii (Address of principal executive offices)		96813 (Zip Code)

Registrant’s telephone number, including area code: (808) 525-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02   Unregistered Sales of Equity Securities
In connection with the December 2, 2005, capital contribution of $500,000,000 from its shareholders, which are BNP Paribas and a wholly-owned subsidiary of BNP Paribas, the company issued 4,000,000 shares of its Class A Common Stock, par value $0.01 per share, on December 23, 2005. The shares were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: January 4, 2006

BANCWEST CORPORATION

By:	/s/ DOUGLAS C. GRIGSBY
Douglas C. Grigsby
Executive Vice President, Chief Financial Officer and Treasurer